UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 11, 2024 (December 10, 2024)
Date of Report (date of earliest event reported)
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Lineage, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	001-42191 (Commission File Number)	82-1271188 (I.R.S. Employer Identification Number)
46500 Humboldt Drive Novi, Michigan 48377
(Address of principal executive offices and zip code)
(800) 678-7271
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LINE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
[Emerging growth company    ☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 10, 2024, the Company and Sean Vanderelzen, the Company’s Chief Human Resources Officer, agreed that commencing on January 1, 2025, Mr. Vanderelzen will serve as the Company’s President – Europe and Chief Human Resources Officer, and in connection therewith, the Company and Mr. Vanderelzen entered into an International Long-Term Assignment Letter (the “Assignment Agreement”) and an amendment (the “Severance Amendment”) to Mr. Vanderelzen’s Participation Agreement (the “Participation Agreement”) under the Company’s Executive Severance Plan (the “Severance Plan”), as more fully described below.
International Long-Term Assignment Letter
The Assignment Agreement generally provides that Mr. Vanderelzen will serve as the Company’s President – Europe and Chief Human Resources Officer during the period commencing on January 1, 2025 and ending on December 31, 2026 (the “Assignment Period”). Pursuant to the Assignment Agreement, during the Assignment Period, Mr. Vanderelzen will be eligible to receive the following compensation and benefits: (i) an annual base salary at the same level as in effect immediately prior to the effective date of his global assignment; (ii) bonus and other incentive compensation opportunities based on the Company’s U.S. practices; (iii) continued eligibility to participate in the Severance Plan; (iv) continued eligibility to participate in the Company’s retirement and welfare plans, and (v) certain tax, relocation, travel and other expatriate benefits, reimbursements and allowances.
Amendment to Executive Severance Plan Participation Agreement
The Severance Amendment generally provides that in the event of certain terminations of Mr. Vanderelzen’s in connection with the completion of his global assignment, the severance multiple applicable to Mr. Vanderelzen’s cash severance will be equal to 2x (rather than 1x, or 1.5x in the case of a change in control termination). Specifically, pursuant to the Severance Amendment, in the event that Mr. Vanderelzen’s employment is terminated (i) by the Company without “cause” (other than by reason of Mr. Vanderelzen’s death or “disability”) or (ii) by Mr. Vanderelzen for “good reason” (each as defined in the Severance Plan), in either case, in connection with the completion of his global assignment, including by reason of the Company’s failure to continue Mr. Vanderelzen’s employment in his then current position or failure to offer him a position at a level that is at least comparable within the Company’s management structure to his then current position, Mr. Vanderelzen’s cash severance multiple will be equal to 2x.
LTIP Unit Award
In connection with Mr. Vanderelzen’s global assignment, on December 10, 2024, the Equity Award Committee of the Company’s Board of Directors approved the grant to Mr. Vanderelzen of a number of LTIP units of the Company’s operating partnership (“LTIP Units”) equal to $1,000,000 divided by the closing price of a share of the Company’s common stock on the last trading day immediately prior to the date of grant, effective as of January 1, 2025, subject to Mr. Vanderelzen’s employment with the Company on the date of grant. The LTIP Units will be granted under the Company’s Amended and Restated 2024 Incentive Award Plan and an LTIP Unit award agreement, and will vest in annual installments over a period of two years, subject to Mr. Vanderelzen’s continued service with the Company through the applicable vesting date.
If Mr. Vanderelzen’s service is terminated by the Company without cause, by him for good reason, or due to his retirement, death or disability (each, a “qualifying termination”), the award will vest with respect to an additional number of LTIP Units that would have vested had Mr. Vanderelzen remained in service through the vesting date immediately following the date of such termination. Upon Mr. Vanderelzen’s termination of service for any other reason, any then-unvested LTIP Units subject to the award will automatically be cancelled and forfeited.
Each of the foregoing summaries of the terms of the Assignment Agreement and the Severance Amendment is qualified in its entirety by reference to the complete text of the Assignment Agreement and the Severance Amendment, respectively, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary of the LTIP Unit award is qualified in its entirety by reference to the Company’s Amended and Restated 2024 Incentive Award Plan and the applicable LTIP Unit award agreement.
Item 7.01 – Regulation FD Disclosure
On December 11, 2024, Lineage, Inc. (the “Company”) issued a press release announcing that the board of directors of the Company declared a quarterly cash dividend of $0.5275 per share of common stock. The dividend will be payable to shareholders of record on December 31, 2024 and will be paid on or before January 21, 2025. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	International Long-Term Assignment Letter, dated December 10, 2024
10.2	First Amendment to Lineage, Inc. Executive Severance Plan Participation Agreement by and between Lineage, Inc. and Sean Vanderelzen, dated December 10, 2024
99.1	Lineage, Inc. Press Release dated December 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage, Inc.
(Registrant)

December 11, 2024	/s/ Robert Crisci
Date	(Signature)
Robert Crisci
Chief Financial Officer